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Exhibit 10.16(a)

AGREEMENT

        For good and valuable consideration, the LIVE RACING AGREEMENT (the "Agreement") effective March 23, 1999 through January 1, 2004 by and among PENN NATIONAL TURF CLUB, INC., MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION, the PENNSYLVANIA HORSEMEN'S BENEVOLENT AND PROTECTIVE ASSOCIATION, INC. and all of its terms and conditions are hereby extended by the mutual consent of all parties through 11:59 pm on March 31, 2004.

        To indicate their acceptance of this extension of the Agreement, the duly authorized agents of the parties have executed below.

PENNSYLVANIA NATIONAL TURF CLUB, INC.
By:	/s/ RICHARD T. SCHNAARS
Name:	Richard T. Schnaars
Title:	Vice Pres./Gen. Mgr.
Date:	12/30/03

MOUNTAINVIEW THOROUGHBRED RACING ASSOCIATION
By:	/s/ RICHARD T. SCHNAARS
Name:	Richard T. Schnaars
Title:	Vice Pres./Gen. Mgr.
Date:	12/30/03

PENNSYLVANIA HORSEMEN'S BENEVOLENT AND PROTECTIVE ASSOCIATION, INC.
By:	/s/ JOHN J. WANES
Name:	John J. Wanes
Title:	President PA HBPA
Date:	12/30/03

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  Exhibit 10.16(a)
AGREEMENT